Exhibit 10.5

OUR CREDIT NUMBER	ISSUE DATE	EXPIRY DATE	LETTER OF CREDIT AMOUNT
SE441524P	APRIL 25,2001	DEC. 31,2001	USD3,125,000.00

BENEFICIARY:	ISSUER:
TRAVELERS CASUALTY AND	GE CAPITAL CORPORATION.
SURETY COMPANY OF AMERICA
ONE TOWER SQUARE H.O.
BOND, 3 PB
HARTFORD, CT. 06183-9062

DEAR BENEFICIARY:

AT THE REQUEST OF THE ABOVE ISSUER WE HAVE BEEN INSTRUCTED TO ADVISE YOU THAT THE ATTACHED IRREVOCABLE STANDBY LETTER OF CREDIT HAS BEEN ESTABLISHED IN YOUR FAVOR, AS BENEFICIARY.

ALL DEMANDS FOR PAYMENTS MUST BE SENT TO FIRST UNION NATIONAL BANK, ONE SOUTH BROAD STREET, PHILADELPHIA, PA  19106, MAIL CODE PA 4928, ATTN:  GE CORPORATE FINANCE STANDBY TEAM.

DOCUMENTS MUST CONFORM STRICTLY WITH THE TERMS OF THE ATTACHED LETTER OF CREDIT.  IF YOU ARE UNABLE TO COMPLY WITH SAME, PLEASE COMMUNICATE DIRECTLY WITH YOUR CUSTOMER IN ORDER TO HAVE THE ISSUER AMEND THE RELEVANT CONDITIONS.  THIS SHOULD ELIMINATE DIFFICULTIES AND DELAYS IN PAYMENT IN THE EVENT DOCUMENTS ARE PRESENTED FOR NEGOTIATION.

ALL DEMANDS HEREUNDER MUST INDICATE THE ABOVE REFERENCED LETTER OF CREDIT NUMBER.

EXCEPT SO FAR AS OTHERWISE EXPRESSLY STATED, THIS LETTER OF CREDIT IS
SUBJECT TO THE "UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS
(1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 500."

ALL INQUIRIES REGARDING THIS CREDIT SHOULD BE DIRECTED TO FIRST UNION NATIONAL BANK AT OUR PHONE NUMBER (215) 973-7012.

/s/ Richard Fortino

FIRST UNION NATIONAL BANK
AUTHORIZED SIGNATURE

GE Capital

General Electric Capital Corporation

LETTER OF CREDIT NO                                                 ISSUE DATE                                                        EXPIRY DATE

SE441524P                                                                          APRIL 25, 2001                                                     DEC. 31, 2001

FDL

BENEFICIARY:	APPLICANT:
TRAVELERS CASUALTY AND	LABOR READY, INC.
SURETY COMPANY OF AMERICA	TREASURY DEPARTMENT
ONE TOWER SQUARE H.O.	P.O BOX 2910
BOND, 3 PB	TACOMA, WASHINGTON 98401
HARTFORD, CT. 06183-9062

ATTENTION:	COLLATERAL PROCESSING, NATIONAL RESOURCES
H.O. BOX 3PB (BRANCH, SEATTLE CODE 018)

DEAR BENEFICIARY,

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT IN YOUR FAVOR AND AUTHORIZE YOU (TRAVELERS CASUALTY AND SURETY CO.  OF AMERICA, INDIVIDUALLY AND COLLECTIVELY "YOU" TO DRAW ON US, UP TO THE AGGREGATE AMOUNT OF $3,125,000.00 AND WE ENGAGE WITH YOU THAT ALL DRAFTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS CREDIT WILL BE FULLY HONORED BY US IF PRESENTED AT THIS OFFICE LOCATED AT GE CAPITAL CORPORATION, ONE SOUTH BROAD STREET, 9TH FLOOR MAIL CODE PA4928 ATTN: INTERNATIONAL STANDBY LETTER OF CREDIT DEPT.  PHILADELPHIA, PA. 19107 ON OR BEFORE 12/31/01 OR ANY EXTENDED DATE, PROVIDED:

1.  THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY EXTENDED FOR ADDITIONAL PERIODS OF ONE YEAR FROM THE PRESENT OR EACH FUTURE EXPIRATION DATE UNLESS WE HAVE NOTIFIED YOU IN WRITING, NOT LESS THAN SIXTY (60) DAYS BEFORE SUCH DATE, THAT WE ELECT NOT TO RENEW THIS LETTER OF CREDIT.  OUR NOTICE OF SUCH ELECTION SHALL BE SENT BY OVERNIGHT COURIER TO THE ABOVE ADDRESS, ATTENTION OF "COLLATERAL PROCESSING, NATIONAL RESOURCES, H.O. BOND, 3PB."

CONTINUED ON NEXT PAGE WHICH FORMS AN INTEGRAL PART OF THIS LETTER OF
CREDIT

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SESE441524P	PAGE NO. 2

2.  ANY DRAFTS DRAWN BY YOU UNDER THIS LETTER OF CREDIT SHALL BE ACCOMPANIED BY YOUR WRITTEN CERTIFICATION THAT YOU, AS SURETY, HAVE EXECUTED OR PROCURED THE EXECUTION OF THE BOND(S), UNDERTAKING(S), AGREEMENT(S) OF INDEMNITY, OR OTHER INSTRUMENT(S) OF SURETYSHIP AT THE REQUEST OF LABOR READY, INC. 1016 SO. 28TH STREET, TACOMA, WA. 98409 AND THAT EITHER OF THE FOLLOWING ALTERNATIVES EXISTS: (A) CLAIMS HAVE BEEN OR MAY BE MADE THEREUNDER AND THAT IN YOUR SOLE JUDGMENT AS SURETY THE FUNDS REPRESENTED BY YOUR DRAFT(S) ARE REQUIRED FOR YOUR PROTECTION AND FOR THE PROTECTION OF YOUR CO-SURETY(IES) AND RE-INSURER(S) IF ANY; (B) OUR NOTICE OF ELECTION NOT TO RENEW HAS BEEN RECEIVED AND THAT YOU HAVE NOT BEEN RELEASED FROM LIABILITY UNDER THE BOND(S), UNDERTAKING(S), AGREEMENT(S), OR INSTRUMENT(S) AFORESAID AND THAT THE PROCEEDS OF YOUR DRAFT(S) WILL BE HELD BY YOU AS COLLATERAL AGAINST LOSS, COST OR EXPENSE THEREUNDER.

3.  WE HEREBY REPRESENT AND AFFIRM THAT THE EXECUTION OF THIS LETTER OF CREDIT WILL NOT CONSTITUTE A VIOLATION OF ANY LAW OR REGULATION WHICH MAY LIMIT THE AMOUNT OF CREDIT WHICH CAN BE EXTENDED BY THIS BANK TO ANY SINGLE BORROWER OR CUSTOMER.

4.  YOUR ACCEPTANCE OF THIS LETTER OF CREDIT WILL CONSTITUTE YOUR AGREEMENT TO REPAY TO US FUNDS PAID TO YOU HEREUNDER TO THE EXTENT THAT SUCH FUNDS EXCEED THE TOTAL OF YOUR LOSS, COST AND EXPENSE (INCLUDING UNPAID PREMIUMS) UNDER THE MENTIONED BOND(S), UNDERTAKING(S), AGREEMENT(S), OR INSTRUMENT(S).

DRAFT(S) DRAWN UNDER THIS CREDIT MUST SPECIFICALLY REFERENCE OUR CREDIT
NUMBER.

EXCEPT SO FAR AS OTHERWISE EXPRESSLY STATED HEREIN THIS ORIGINAL LETTER OF CREDIT IS SUBJECT TO THE "UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS: (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 500."

ALL INQUIRIES REGARDING THIS CREDIT SHOULD BE DIRECTED TO US AT
OUR PHONE NUMBERS:  215-973-5981, 215-973-7012, 215-973-8803.

/s/ Richard Fortino

AUTHORlZED SIGNATURE

A GE Capital Services Company